Exhibit 10.22

Execution Version

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMENDMENT No. 3 TO
PURCHASE AGREEMENT COM0270-15

This Amendment No. 3 to the Purchase Agreement COM0270-15, dated as of January 13th, 2017 (“Amendment No. 3”) relates to the Purchase Agreement COM0270-15 (the “Purchase Agreement”) between Embraer S.A. (“Embraer”) and Aircastle Holding Corporation Limited (“Buyer”) dated June 12th, 2015 (the “Agreement”). This Amendment No. 3 is between Embraer and Buyer, collectively referred to herein as the “Parties”.

This Amendment No. 3 sets forth additional agreements between Embraer and Buyer with respects to the matters set forth herein.

Except as otherwise provided for herein, all terms of the Purchase Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 3 which are not defined herein shall have the meaning given in the Purchase Agreement. In the event of any conflict between this Amendment No. 3 and the Purchase Agreement, the terms, conditions and provisions of this Amendment No. 3 shall control.

WHEREAS, Buyer has requested and Embraer agrees that the Contractual Delivery Date shall be amended.

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1. DELIVERY

The Attachment “E” to the Purchase Agreement is hereby deleted and replaced in its entirety by the Attachment “E” to this Amendment No. 3.

2. PAYMENT

[***]

3. ATTACHMENT CHANGE

As a result of the changes referred to in Article 1 above, the Attachment “E” to the Purchase Agreement is hereby deleted and replaced in their entirety by the Attachment “E” to this Amendment No. 3, which shall be deemed to be Attachment “E” for all purposes under the Purchase Agreement.
4. REINSTATEMENT OF PURCHASE AGREEMENT
All other provisions and conditions of the referenced Purchase Agreement, as well as its related Attachments, which are not specifically modified by this Amendment No. 3 shall remain in full force and effect without any change.
5. COUNTERPARTS
This Amendment No. 3 may be signed by the parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

This Amendment No. 3 may be signed by facsimile with originals duly signed to follow by an internationally recognized courier.

[INTENTIONALLY LEFT BLANK - SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment No. 3 to be effective as of the date first written above.

EMBRAER S.A.	AIRCASTLE HOLDING CORPORATION LIMITED
By /s/ Luis Carlos Affonso Name: Luis Carlos Affonso Title: Chief Operating Officer Commercial Aviation	By /s/ Michael Inglese Name: Michael Inglese Title: Director
By /s/ Adriana Sarlo Name: Adriana Sarlo Title: Vice President, Contracts Commercial Aviation
Place: São José dos Campos - SP	Place: Stamford, CT

ATTACHMENT “E”
AIRCRAFT DELIVERY SCHEDULE

Aircraft Delivery Schedule (ref. Purchase Agreement Article 5):

Aircraft	Contractual	Delivery Date	Configuration
#	E190-E2	E195-E2	Attachment
01	[***]	[***]	[***]
02	[***]	[***]	[***]
03	[***]	[***]	[***]
04	[***]	[***]	[***]
05	[***]	[***]	[***]
06	[***]	[***]	[***]
07	[***]	[***]	[***]
08	[***]	[***]	[***]
09	[***]	[***]	[***]
10	[***]	[***]	[***]
11	[***]	[***]	[***]
12	[***]	[***]	[***]
13	[***]	[***]	[***]
14	[***]	[***]	[***]
15	[***]	[***]	[***]
16	[***]	[***]	[***]
17	[***]	[***]	[***]
18	[***]	[***]	[***]
19	[***]	[***]	[***]
20	[***]	[***]	[***]
21	[***]	[***]	[***]
22	[***]	[***]	[***]
23	[***]	[***]	[***]
24	[***]	[***]	[***]
25	[***]	[***]	[***]